UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 8, 2003

                                 SUFFOLK BANCORP
             (Exact name of registrant as specified in its charter)

          New York                       0-13580                 11-2708279
(State or other jurisdiction     (Commission File Number)      (IRS Employer
    of incorporation or                                      Identification No.)
       organization)

               4 West Second Street, Riverhead, New York           11901
               (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (631) 727-5667

                                       N/A
          (Former name or former address, if changed since last report)

Item 12.  Results of  Operations and Financial Condition

          Attached as an exhibit is the Company's earnings release for the three months ended March 31, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SUFFOLK BANCORP

Dated: April 22, 2003                     By: /s/ Douglas Ian Shaw
                                             ---------------------------------
                                          Vice President & Corporate Secretary


                                  EXHIBIT INDEX

99.1 Earnings release for the three months ended March 31, 2003, dated April 8, 2003.